UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective February 1, 2023, Aravive, Inc. (the “Company”) entered into (i) an amendment (the “McIntyre Amendment”), to the Offer Letter that it had entered into with Gail McIntyre, Ph.D., the Company’s Chief Executive Officer, on March 26, 2020, as amended on April 8, 2020 and January 25, 2021 to increase her annual base salary of $560,000; (ii) an amendment (the “Howard Amendment”), to the Offer Letter that it had entered into with Rudy Howard, the Company’s Chief Financial Officer, on June 2, 2022 to increase his annual base salary of $412,775; (iii) an amendment to the Offer Letter (the “Geller Offer Letter”) that it had entered into with Robert Geller, M.D., the Company’s Chief Medical Officer, on June 13, 2022 to increase his annual base salary of $450,000; and (iv) an amendment to the Offer Letter that it had entered into with Leonard Scott Dove, Ph.D. the Company’s Chief Operating Officer, on February 20, 2022 to increase his annual base salary of $405,000.

On February 1, 2023, each of Dr. McIntyre, Mr. Howard, Dr. Geller and Dr. Dove were also granted a cash bonus equal to 105% of their target bonus amount for the Company’s 2022 fiscal year and options to purchase 700,000, 400,000, 400,000 and 400,000 shares of the Company’s common stock, respectively at an exercise price of $1.67 per share and vesting over a three-year period with 50% vesting on the one-year anniversary of the date of grant and the remaining 50% vesting on a pro rata basis on a monthly basis over a two-year period commencing on the month following the one- year anniversary of the grant date.

The foregoing descriptions of the McIntyre Amendment, Howard Amendment, Geller Amendment and Dove Amendment do not purport to be complete and are qualified in their entirety by reference to copy of the McIntyre Amendment, Howard Amendment, Geller Amendment, Dove Amendment, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 3 to Offer Letter dated as of February 1, 2023 by and between Aravive, Inc. and Gail McIntyre, Ph.D.
10.2	Amendment No. 1 to Offer Letter dated as of February 1, 2023 by and between Aravive, Inc. and Rudy Howard
10.3	Amendment No. 1 to Offer Letter dated as of February 1, 2023 by and between Aravive, Inc. and Robert Geller, M.D.
10.4	Amendment No. 1 to Offer Letter dated as of February 1, 2023 by and between Aravive, Inc. and Leonard Scott Dove, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	ARAVIVE, INC. (Registrant)

	By:	/s/ Gail McIntyre
	Name:	Gail McIntyre
	Title:	Chief Executive Officer

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